UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Information Services Group, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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0000484558_1 R1.0.0.153 *** Exercise Your Right to Vote *** B A R C O D E Meeting Information Meeting Type: Annual Meeting For holders as of: March 03, 2021 Date: April 29, 2021Time: 10:00 AM EDT Location: 2187 Atlantic Street Stamford, Connecticut 06902 INFORMATION SERVICES GROUP, INC. ATTN: DAVID BERGER 2187 ATLANTIC STREET, 8TH FLOOR STAMFORD, CT 06902 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET234567 1234567 ANY CITY, ONA1A 1A11234567 1234567 1234567 1234567 1 OF 2 12 15 We encourage you to access and review all of the important information contained in the proxy materials before voting. Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence # See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: Notice & Proxy Statement2. Annual Report Have the information that is printed in the box marked by the arrow following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: (located on the If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: BY INTERNET:www.proxyvote.com 2) BY TELEPHONE:1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. 0000484558_2 R1.0.0.153 How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Internal Use Only

0000484558_3 R1.0.0.153 Voting items B A R C O D E 2345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 To elect as Directors of Information Services Group, Inc. to serve for a three-year term, the nominees listed below: Nominees 01) Bruce N. Pfau02) Kalpana Raina03) Donald C. Waite III The Board of Directors recommends you vote FOR proposals 2 and 3. To ratify the engagement of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2021. To approve, in a non-binding advisory vote, the compensation paid to the Company's named executive officers. NOTE: The proxies are hereby authorized to vote in their discretion upon such other business as may properly come before the meeting or any adjournment thereof. Broadridge Internal Use Only xxxxxxxxxx xxxxxxxxxx Cusip Job # Envelope # Sequence # # of # Sequence #

0000484558_4 R1.0.0.153 Reserved for Broadridge Internal Control Information